SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                   MAY 9, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other               Commission               IRS Employer
jurisdiction                 File Number              Identification
of incorporation                                      Number

Delaware                       1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On May 9, 2002 registrant issued a press release entitled "Halliburton 2002 Shareholders' Meeting Webcast," pertaining to an announcement that registrant's annual meeting of shareholders will be held at The Fairmont Hotel in Dallas, Texas on Wednesday, May 15, 2002 at 9:00 AM Central Time. For those unable to attend, the annual meeting can be heard live via webcast on registrant's website at www.halliburton.com. A replay will be available on registrant's website for seven days following the meeting.


Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)   Exhibits.

           Exhibit 20 - Press release dated May 9, 2002.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:     May 10, 2002                 By: /s/  Susan S. Keith
                                          --------------------------------
                                                Susan S. Keith
                                                Vice President and Secretary








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                                  EXHIBIT INDEX



Exhibit                                            Sequentially
Number          Description                        Numbered Page

20              Press Release of                   5 of 5
                May 9, 2002
                Incorporated by Reference










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